SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 11, 1997

                          Community Capital Corporation
             (Exact Name of Registrant as Specified in Its Charter)

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

           South Carolina                              0-18460                          57-0866395
(State or Other Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer Identification)

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              109 Montague Avenue, Greenwood, South Carolina 29646
          (Address, Including Zip Code of Principal Executive Offices)


                                 (864) 941-8200
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         On February 11, 1997, Community Capital Corporation announced it began trading on the American Stock Exchange under the symbol CYL. The news release also announced the issuance of 1,465,000 shares of common stock by the company pursuant to a Registration Statement on Form S-2 (File No. 333-18457) originally filed with the Securities and Exchange Commission on December 20, 1996. A copy of the News Release is attached hereto as Exhibit 99 (page 3 of 3).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99, News Release, dated February 11, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMUNITY CAPITAL CORPORATION



Date:  February 18, 1997                   By:   /S/ WILLIAM G. STEVENS
                                                -----------------------
                                                  William G. Stevens
                                                  Chief Executive Officer

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